Exhibit 99.1

LaSalle Hotel Properties Acquires Three Hotels

Sells Seaview Resort

BETHESDA, MD, September 1, 2010 — LaSalle Hotel Properties (NYSE: LHO) today announced that in three separate transactions it acquired the Hotel Monaco San Francisco for $68.5 million, the Westin Philadelphia for $145.0 million and the Embassy Suites Philadelphia – Center City for $79.0 million. Additionally, the Company sold the Seaview Resort for $20.0 million. The Company funded the acquisitions with borrowings under its senior unsecured credit facility and from available cash, including cash from operations, the sale of Seaview and approximately $75.0 million in net proceeds from prior issuances of common shares under the Company’s at-the-market offering program. The Company expects to recognize total transaction expenses of approximately $1.0 million in the third quarter.

Hotel Monaco San Francisco

Hotel Monaco, which Kimpton Hotel & Restaurants will continue to manage, is a AAA Four Diamond urban, upscale full-service hotel. The property features 201 guestrooms, including 35 suites. The hotel’s restaurant, Grand Cafe – Brasserie and Bar, seats 190 and features French inspired and California influenced cuisine. Hotel Monaco’s 9,000 square feet of flexible meeting and function space features eight meeting rooms including the 2,300 square foot Paris Ballroom. Hotel Monaco sits within two blocks of Union Square and is well located relative to the Financial District and Moscone Convention Center. The hotel, surrounded by numerous dining establishments and nightclubs, is also adjacent to San Francisco’s Theater District.

“We are excited to make our first investment in this top-tier, high barrier-to-entry market,” said Michael D. Barnello, President and Chief Executive Officer of LaSalle Hotel Properties. “San Francisco is one of the strongest US hotel markets and is known for its robust and diverse economy with demand drivers coming from both the business and leisure segments.”

Westin Philadelphia

The Westin Philadelphia, which will continue to be managed by HEI Hotels & Resorts, is a AAA Four Diamond urban, upscale full-service hotel. The Westin Philadelphia has 294 guestrooms, including 19 suites. The property also features three food and beverage outlets, including Citygrange, a 77-seat three-meal restaurant, The Bar @ Citygrange and the Lobby Lounge. The hotel offers 17,000 square feet of flexible function space, which includes a 7,500 square foot grand ballroom.

LaSalle Hotel Properties Acquires Three Hotels

The property is located at 99 South 17th Street at Liberty Place, which is a mixed-use development with over 2.5-million square feet of Class-A office space and more than 70 retail outlets. The hotel is also located near Rittenhouse Square and within walking distance of the Philadelphia Museum of Art, African American Museum in Philadelphia, Pennsylvania Academy of Fine Arts and the Franklin Institute. The Liberty Bell, Independence Hall and the Pennsylvania Convention Center are each located within a mile of the hotel.

The Embassy Suites Philadelphia – Center City

The Embassy Suites Philadelphia – Center City is a 288-suite, urban, upscale full-service hotel. The AAA Three Diamond property will also continue to be managed by HEI Hotels & Resorts. The average suite size at the Embassy Suites Philadelphia – Center City is 700 to 750 square feet. The property has 3,000 square feet of meeting space and a third-party lease for a 280-seat full service restaurant located on the lobby level.

The hotel is located one block off of Logan Circle within very close proximity to several corporate demand drivers, including Comcast and GlaxoSmithKline. The nearby Philadelphia Convention Center is currently being expanded, and its new entrance, when completed, will be only four blocks from the Embassy Suites.

“Both the Westin and the Embassy Suites are strategically and centrally located in Philadelphia, surrounded by numerous business and leisure demand drivers,” continued Mr. Barnello. “With the convention center expansion and limited near-term supply growth, Philadelphia’s market performance should be strong for the next several years.”

San Francisco-based Kimpton Hotels & Restaurants, a collection of boutique hotels and chef-driven restaurants in the US, is an acknowledged industry pioneer and was the first to bring the boutique hotel concept to America. Founded in 1981 by Bill Kimpton, the company is well-known for making travelers feel welcomed and comfortable while away from home through intuitive and unscripted customer care, stylish ambience and having a certain playfulness in its approach to programs and amenities. Each hotel provides a range of exciting culinary experiences through locally-loved, top-rated, destination, chef-driven restaurants. Kimpton leads the hospitality industry in ecological practices through its innovative EarthCare program that spans all hotels and restaurants. Privately held Kimpton operates 50 hotels and 54 restaurants in 16 states. For more information visit www.KimptonHotels.com or call 1-800-KIMPTON.

LaSalle Hotel Properties Acquires Three Hotels

Founded in 1985, HEI Hotels & Resorts is one of the nation’s leading privately held hotel investment and property management companies with 36 full-service, first-class hotels located throughout the United States’ top 50 metropolitan markets. For more information on HEI, please refer to www.heihotels.com.

LaSalle Hotel Properties is a leading multi-operator real estate investment trust owning 34 upscale full-service hotels, totaling over 9,200 guest rooms in 15 markets in 11 states and the District of Columbia. The Company focuses on owning, redeveloping and repositioning upscale full-service hotels located in urban, resort and convention markets. LaSalle Hotel Properties seeks to grow through strategic relationships with premier lodging companies, including Westin Hotels and Resorts, Sheraton Hotels & Resorts Worldwide, Inc., Hilton Hotels Corporation, Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, Benchmark Hospitality, White Lodging Services Corporation, Thompson Hotels, Sandcastle Resorts & Hotels, Davidson Hotel Company, Denihan Hospitality Group, the Kimpton Hotel & Restaurant Group, LLC, Accor, Destination Hotels & Resorts and HEI Hotels & Resorts.

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “should,” “project” or similar expressions. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and which could materially affect actual results, performances or achievements. Forward-looking statements in this press release include statements about third quarter transaction expenses and the future performance of the Philadelphia hotel market. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, (i) the Company’s dependence on third-party managers of its hotels, including its inability to implement strategic business decisions directly, (ii) risks associated with the hotel industry, including competition, increases in wages, energy costs and other operating costs, actual or threatened terrorist attacks, downturns in general and local economic conditions and cancellation of or delays in the completion of anticipated demand generators, (iii) the availability and terms of financing and capital and the general volatility of securities markets, (iv) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act and similar laws, (v) interest rate increases, (vi) the possible failure of the Company to qualify as a REIT and the risk of changes in laws affecting REITs, (vii) the possibility of uninsured losses, (viii) risks associated with redevelopment and repositioning projects, including delays and cost overruns and (ix) the risk factors discussed in the Company’s Annual Report on Form 10-K as updated in its Quarterly Reports. Accordingly, there is no assurance that the Company’s expectations will be realized. Except as otherwise required by the federal securities laws, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Additional Contacts:

Hans Weger, LaSalle Hotel Properties – 301/941-1500

For additional information or to receive press releases via e-mail, please visit our website at

www.lasallehotels.com

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